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                               Janus Aspen Series

                           Worldwide Growth Portfolio

                         Supplement dated April 1, 2009
                       to Currently Effective Prospectuses

Effective April 13, 2009, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Worldwide Growth Portfolio:

     WORLDWIDE GROWTH PORTFOLIO

     LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Growth Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.

Jason Yee, the current portfolio manager for Worldwide Growth Portfolio, will continue to manage the Portfolio until April 13, 2009, and work with Laurent Saltiel to ensure a smooth transition of the Portfolio. Effective April 13, 2009, references to Jason Yee are deleted and Laurent Saltiel is portfolio manager of Worldwide Growth Portfolio.

As is currently described in the prospectus, Worldwide Growth Portfolio is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. The Portfolio normally invests in issuers from different countries, including the United States, with the potential to have significant exposure to emerging markets.

                Please retain this Supplement with your records.